Supplement Dated October 22, 2021

To The Prospectus Dated April 26, 2021

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective September 3, 2021, for the JNL/American Funds Capital Income Builder Fund, please delete all references to and information for David M. Riley.

Effective October 1, 2021, for the JNL Multi-Manager International Small Cap Fund, please delete all references to and information for Milena Mileva.

In the section, “Summary Overview of Each Fund,” under “Investment Objective,” for the JNL/American Funds Bond Fund of America Fund, please delete the paragraph in the entirety and replace with the following:

Investment Objective. The Fund (“Fund” or “Feeder Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - The Bond Fund of America® (“Master Fund”).

Effective November 1, 2021, in the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/American Funds Washington Mutual Investors Fund, please delete the second paragraph in its entirety.

Effective October 1, 2021, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL Multi-Manager International Small Cap Fund, please delete the Portfolio Managers table and corresponding endnote in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	August 2018	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	August 2018	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	August 2018	Assistant Vice President and Portfolio Manager, JNAM
Praveen Kumar	April 2021	Portfolio Manager, Baillie Gifford & Co.*
Brian Lum, CFA	April 2021	Portfolio Manager, Baillie Gifford & Co.*
Charlie Broughton, CFA	October 2021	Portfolio Manager, Baillie Gifford & Co.*
Steve Vaughan, CFA	April 2021	Portfolio Manager, Baillie Gifford & Co.*
Arjun Jayaraman, Ph.D., CFA	August 2018	Head of Quantitative Research and Portfolio Manager, Causeway
MacDuff Kuhnert	August 2018	Director and Portfolio Manager, Causeway
Joe Gubler, CFA	August 2018	Director and Portfolio Manager, Causeway
Ryan Myers	January 2021	Director and Portfolio Manager, Causeway
Gregory S. Ise, CFA	August 2018	Portfolio Manager and Business Analyst, WCM
Sanjay Ayer, CFA	August 2018	Portfolio Manager and Business Analyst, WCM

* Baillie Gifford & Co. is the 100% owner of Baillie Gifford.

Effective October 1, 2021, in the section, “Summary Overview of Each Fund,” under “Expenses,” for the JNL/T. Rowe Price U.S. High Yield Fund, please add the following after the last paragraph:

JNAM will voluntarily waive 0.025% of management fees on the Fund’s assets up to $500 million and 0.03% on assets over $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

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In the section, “Additional Information About Each Fund,” under “Investment Objective,” for the JNL/American Funds Bond Fund of America Fund, please delete the paragraph in the entirety and replace with the following:

Investment Objective. The Fund (“Fund” or “Feeder Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - The Bond Fund of America® (“Master Fund”).

Effective November 1, 2021, in the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL/American Funds Washington Mutual Investors Fund, please delete the second paragraph in its entirety.

Effective October 1, 2021, in the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” subsection, “The Sub-Advisers to the JNL Multi-Manager International Small Cap Fund,” please delete the fourth in the entirety and replace with the following:

Charlie Broughton joined Baillie Gifford in 2014 and is a portfolio manager in the Smaller Companies Team. He is a CFA Charterholder. Mr. Broughton graduated MA (Hons) in Medieval History and Archaeology from the University of St. Andrews in 2013. Mr. Broughton has been a member of the team since 2021.

This Supplement is dated October 22, 2021.

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Supplement Dated October 22, 2021

To The Statement of Additional Information

Dated April 26, 2021

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective September 3, 2021, for the JNL/American Funds Capital Income Builder Fund, please delete all references to and information for David M. Riley.

Effective October 1, 2021, for the JNL Multi-Manager International Small Cap Fund, please delete all references to and information for Milena Mileva.

Effective September 3, 2021, on page 106, in the section, “Non-Fundamental Policies and Risk Applicable to the AFIS Master Funds and the JNL/American Funds Feeder Funds,” please delete, “Indirect Exposure to Cryptocurrencies,” in the entirety and replace with the following:

Indirect Exposure to Cryptocurrencies: Cryptocurrencies are currencies which exist in a digital form and may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the AFIS Master Fund has no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and certain funds may invest in securities of such issuers. Certain funds may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation, or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading markets are unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, and technical glitches in the applicable blockchain. Certain funds may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

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Effective August 28, 2021, on page 135, in the section, “Trustees and Officers of the Trust,” please delete the table rows for Emily J. Bennett and Garett C. Childs in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (38) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Deputy General Counsel (8/2021 to present); Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to 8/2021); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 3/2016 to 12/2020, 5/2012 to 12/2020, and 3/2016 to 7/2018); Assistant Secretary (1/2021 to present), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021) of an investment company advised by PPM America, Inc.

Garett J. Childs (42) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (2/2019 to present and 2/2019 to 12/2020); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Effective October 1, 2021, on pages 174-175, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Baillie Gifford Overseas Limited, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table in the entirety and replace with the following, which reflects information as of August 31, 2021:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Praveen Kumar	Other Registered Investment Companies	1	$50.0 million	1	$289.0 million
	Other Pooled Vehicles	4	$9.23 billion	0	$0
	Other Accounts	5	$1.63 billion	2	$800.0 million

Brian Lum, CFA	Other Registered Investment Companies	3	$5.97 billion	3	$54.03 billion
	Other Pooled Vehicles	4	$1.87 billion	1	$266.0 million
	Other Accounts	36	$21.67 billion	0	$0

Charlie Broughton, CFA	Other Registered Investment Companies	1	$51.0 million	1	$289.0 million
	Other Pooled Vehicles	1	$501.0 million	0	$0
	Other Accounts	2	$1.01 billion	0	$0

Steve Vaughan, CFA	Other Registered Investment Companies	1	$51.0 million	1	$289.0 million
	Other Pooled Vehicles	1	$501.0 million	0	$0
	Other Accounts	2	$1.01 billion	0	$0

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Effective October 1, 2021, on page 176, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Baillie Gifford Overseas Limited. under “Security Ownership of Portfolio Managers for the JNL Multi-Manager International Small Cap Fund as of August 31, 2021,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Praveen Kumar	X
Brian Lum, CFA	X
Charlie Broughton, CFA	X
Steve Vaughan, CFA	X

On pages 326-329, in the section entitled, “Disclosure of Portfolio Information,” please delete sections I through III in the entirety and replace with the following:

I.	Statement of Policy

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders. The procedures are designed to control the disclosure of Fund portfolio information. The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to the Funds. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers to the Funds in the administration and management of the Funds. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.           Policy Requirements. Without limiting any Disclosures provided for in Section II, the procedures generally provide that:

(i)	Information about the Funds’ complete portfolio holdings may not, except as set forth herein, be disclosed sooner than thirty (30) days following quarter end and provided that the portfolio holdings are posted on the Funds’ Website prior to their use in any marketing materials;
(ii)	Pursuant to applicable law, each Fund publicly discloses its complete portfolio holdings on the Funds’ website at www.jackson.com within 60 days following quarter end. Each Fund also discloses a complete list of its holdings in its semi-annual and annual reports on Form N-CSR (the semi-annual and annual reports are available online and/or are distributed to shareholders) and in publicly available quarterly holdings reports on Form N-PORT. Forms N-PORT and N-CSR are filed with the SEC and available online at www.sec.gov.;
(iii)	Portfolio holdings information that is solely available in regulatory reports or filings (such as U.S. Treasury Department filings) that is not available to the public may not be disclosed, except as expressly authorized by the Funds’ President;

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(iv)	As set forth herein, portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC, and is not considered confidential, may be disclosed on the Jackson website and in certain printed materials. These materials include but are not limited to: (i) descriptions of allocations among asset classes, regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by asset class, country, industry or sector; (iv) aggregated risk statistics, analysis and simulations, such as stress testing; (v) the characteristics of the stock and bond components of a Fund’s portfolio holdings and other investment positions; (vi) the volatility characteristics of a Fund; (vii) information on how various weightings and factors contributed to Fund performance; (viii) various financial characteristics of a Fund or its underlying portfolio investments; and (ix) other information where, in the reasonable belief of the Funds' Chief Compliance Officer (or a designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable Fund); and
(v)	Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

II.	Disclosures

In addition to the foregoing, the Funds and the Distributor may periodically disclose portfolio holdings information as follows:

A.           Portfolio Overviews.

(i)	Actively Managed Funds. The Funds and the Distributor may disclose a partial list of portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Distributor may disclose a partial list of the `largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(ii)	Passive Funds. For Passive Funds, including Index, Target and Sector Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:
(A)	The relevant reporting periods;
(B)	The “Stock Selection Date”; or
(C)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

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(iii)         Fund of Funds. For the Fund of Funds (generally includes those Funds advised by JNAM, and those Funds sub-advised by Goldman Sachs Asset Management, L.P. and/or Mellon Investments Corporation), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holding disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

(iv)          ETF Funds. For the ETF Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

(v)          Money Market Fund Information. In accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended, the JNL/WMC Government Money Market Fund (“Money Market Fund”) shall disclose on the Funds’ website at www.jackson.com, for a period of not less than six months, beginning no later than the fifth business day of a month, a schedule of the Money Market Fund’s investments, as of the last business day or subsequent calendar day of the prior month, including the following security-specific information:

(A)	Name of the issuer;
(B)	Category of investment;
(C)	CUSIP number (if any);
(D)	Principal amount;
(E)	Maturity date;
(F)	Final maturity date;
(G)	Coupon or yield;
(H)	Value;
(I)	A chart, which must be updated each business day as of the end of the preceding business day, showing, as of the end of each business day during the preceding six months:
i.	The percentage of the Money Market Fund’s total assets invested in daily liquid assets;
ii.	The percentage of the Money Market Fund’s total assets invested in weekly liquid assets;
iii.	The Money Market Fund’s net inflows or outflows; and
iv.	The Money Market Fund’s net asset value per share.

A link to the SEC website is also included so a user may obtain the most recent twelve (12) months of publicly available information filed by the Money Market Fund.

B.          Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

(i)           On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

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(ii)          At such time as those service providers may request; and/or

(iii)         As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes. Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.       Other Disclosures. The Funds periodically provide portfolio holdings and other portfolio information to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers, potential sub-advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board. In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees, and/or the Funds’ other service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.       Exceptions. From time-to-time, the Funds may need to disclose portfolio holdings and other information. The Funds’ Chief Compliance Officer, in consultation with the President, shall examine appropriateness of any such disclosure(s). Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring. Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.

E.       Regulatory and Legal Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.       Monitoring Portfolio Holdings Disclosure and Trading. JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics. The sub-advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

III.	Reporting, Recordkeeping, and Exceptions.

As part of the Rule 38a-1 Annual Review, the Funds’ Board shall also receive reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

This Supplement is dated October 22, 2021.

(To be used with V3180 04/21 and V3180PROXY 04/21.)

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